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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported)     April 28, 2005
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                    000-22194               36-2815480
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation)                         File Number)         Identification No.)


233 South Wacker Drive, Chicago, Illinois                           60606
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05:  Amendments to the Registrant's Code of Ethics, or Waiver of a
            Provision of the Code of Ethics


On April 28, 2005, the Board of Directors (the "Board") of SPSS Inc. ("SPSS") ratified an amendment to the SPSS Inc. Code of Business Conduct and Ethics (the "Code of Ethics") which modifies the procedure by which questions or concerns regarding SPSS's accounting methods, internal accounting controls, auditing matters or procedures for reporting financial information may be reported to the Audit Committee of the Board. To date, the Audit Committee has not received any questions or concerns regarding SPSS's accounting methods, internal accounting controls, auditing matters or procedures for reporting financial information. Nevertheless, the Board is amending the procedure for submitting questions or concerns in an effort to strengthen and facilitate this procedure. In particular, SPSS has established an anonymous telephone number for the communication of such questions or concerns to the Audit Committee. This anonymous telephone number is set forth in Section 2 ("Reporting a Question or Concern") of Supplement A to the Code of Ethics.

A copy of the Code of Ethics, as amended, is attached to this Form 8-K as
Exhibit 14.2. The Code of Ethics, as amended, will be posted on the Company's website at www.spss.com.

     ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           14.2 SPSS Inc. Amended and Restated Code of Business Conduct and Ethics







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SPSS INC.

                             By: /s/ Raymond H. Panza
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                                 Raymond H. Panza
                                 Executive Vice President, Corporate Operations,
Dated: April 28, 2005            Chief Financial Officer, and Secretary





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